OASMIA PHARMACEUTICAL AB LETTERHEAD

June 12, 2015

Securities and Exchange Commission

Division of Corporate Finance

100 F Street, NE

Washington, DC 20549

Attn:	Jeffrey P. Riedler

Assistant Director

Re:	Oasmia Pharmaceutical AB

Amendment to Draft Registration Statement on Form F-1

Submitted April 28, 2015

CIK No. 0001607245

Dear Mr. Riedler:

Oasmia Pharmaceutical AB (the “Company”) hereby submits responses to certain questions raised by the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) in its letter of comments dated May 21, 2015 (the “Comment Letter”) relating to the Registration Statement on Form F-1 (“Form F-1”) referenced above.

The Company’s responses are numbered to correspond to the Staff’s comments and are filed in conjunction with Amendment No. 2 to the Form F-1 (the “Amended F-1”). For your convenience, each of the Staff’s comments contained in the Comment Letter has been restated below in its entirety, with the Company’s response set forth immediately beneath such comment.

Summary of Selected Consolidated Financial Data, page 6

Comment No. 1. You present consolidated income statement data with differing earnings per share and weighted average share information on both pages 7 and 8. Please remove the duplicate data and ensure that your remaining earnings per share and weighted average share information agree with your consolidated financial statements.

Response No. 1. Your comment has been complied with; please see page 6.

Price Range of the Ordinary Shares, page 47

Comment No. 2. Please refer to your response to comment 15. Please revise the exchange rate for Euros disclosed on page 47 as it appears the rate disclosed is the price of 1 Euro in USD rather than 1 USD in Euro. Also, it continues to appear that an error was made on the cover page of the prospectus for the translation of the share price on the Frankfurt Exchange into USD. Based on information on the Frankfurt Stock Exchange website the closing stock price per share was €2.22 on April 23, 2015 which would equate to approximately $2.39 per share based on the exchange rate on April 17, 2015. Please revise.

Response No. 2. Your comment has been complied with; please see page 38.

Use of Proceeds, page 49

Comment No. 3. We note your response to prior comment 19 on page 49. Please expand your disclosure to identify the debt that you intend to repay.

Response No. 3. The Company has eliminated the debt repayment from its Use of Proceeds; please see page 40.

Paccal Vet Overview, page 83

Comment No. 4. We note your response to prior comment 34 on page 85 stating that you made a request to the EMA for scientific advice. Please expand your disclosure to address any material correspondence from the EMA in response to your request.

Response No. 4. Your comment has been complied with; please see page 75.

Committees of the Board of Directors and Corporate Governance, page 121

Comment No. 5. We note your response to prior comment 57 and 58. Please update your disclosure to state the new members of your audit committee and compensation committee when available.

Response No. 5. Your comment has been complied with; please see page 105.

Underwriting, page 146

Comment No. 6. Please include the name of your lead underwriters in your next amendment.

Response No. 6. The lead underwriter is Ladenburg Thalmann & Co. Inc. Its name appears in the Amended F-1.

Notes to the Consolidated Financial Statements

Note 2 Accounting Policies

Basis of preparation, page F-8

Comment No. 7. Please refer to your response to comment 68. It does not appear that you have made any changes to your statement of compliance on page F-8. As stated in our previous comment, although you indicate that your financial statements have been prepared in accordance with IFRS issued by the IASB and interpretations issued by the IFRIC you appear to qualify this statement by indicating your compliance is limited to IFRS as adopted by the EU. Please revise your disclosure to explicitly state your compliance with IFRS, including IFRIC interpretations, as issued by the IASB.

Response No. 7. Your comment has been complied with; please see page Note 2.

Intangible assets, page F-11

Comment No. 8. Please refer to your response to comment 69. It is still not clear how you met the technical feasibility criteria for capitalization of Paclical in 2012 and 2013. Please clarify in your disclosure how this condition was fulfilled. Also, please clarify in your disclosure when the objective of non-inferiority was met for Paclical.

Response No. 8. The Company intends, presuming the Staff’s concurrence, to supplement its response to the Staff’s prior Comment No. 69 with the following language:

“On August 1, 2011, the Company published a press release with a statistical significant (approximately 400 patients out of total 792 patients) interim result from the phase III study that showed non-inferiority” was met for of Paclical versus Taxol. A link to this press release is provided below:

http://www.oasmia.com/news.asp?c_id=235

Based on these results, management’s judgement was that these results were one of the important results that technical feasibility criteria were met. As discussed elsewhere herein, the well documented safety and efficacy of the API paclitaxel, the benefits of the FDA regulatory route 505(2)(b) and that we had a validated and cGMP compliant production facility were also probative that the criteria were met.”

Should you have any questions regarding the foregoing, please do not hesitate to contact the undersigned at (46) 1850 5440 or our counsel Gregory Sichenzia or Henry Nisser at (212) 930-9700.

Very truly yours,

/s/ Julian Aleksov

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